Capital risk	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Capital risk
Capital risk

Overview
Capital risk is the risk that we do not have an adequate amount or quality of capital to meet our internal business needs, regulatory requirements and market expectations.
In this section, we set out how we are regulated. We explain how we manage capital on a standalone basis as a subsidiary in the Banco Santander group. We then analyse our capital resources and key capital ratios including our RWAs.
Key metrics CET1 capital ratio of 15.4% (2019: 14.3%) Total qualifying regulatory capital of £15.2bn (2019: £15.8bn)
THE SCOPE OF OUR CAPITAL ADEQUACY
Regulatory supervision
For capital purposes, we are subject to prudential supervision by the PRA, as a UK banking group, and by the European Central Bank (ECB) as part of the Banco Santander group. The ECB supervises Banco Santander as part of the Single Supervisory Mechanism (SSM). Although we are part of the Banco Santander group, we do not have a guarantee from our ultimate parent Banco Santander SA and we operate as a standalone subsidiary. As we are part of the UK sub-group that is regulated by the PRA, we have to meet the PRA capital requirements on a standalone basis. We also have to show the PRA that we can withstand capital stress tests without the support of our parent. Reinforcing our corporate governance framework, the PRA exercises oversight through its rules and regulations on the Board and senior management appointments. Santander UK Group Holdings plc is the holding company of Santander UK plc and is the head of the Santander UK group for regulatory capital and leverage purposes. Santander UK plc is the head of the ring-fenced bank sub-group and is subject to regulatory capital and leverage rules in relation to that sub-group.
Our basis of consolidation for our capital disclosures is substantially the same as for our Consolidated Financial Statements.
CAPITAL RISK MANAGEMENT
The Board is responsible for capital management strategy and policy and ensuring that we monitor and control our capital resources within regulatory and internal limits. We manage our funding and maintain capital adequacy on a standalone basis. We operate within the capital risk framework and appetite approved by our Board. This reflects the business environment we operate in, our strategy for each material risk and the potential impact of any adverse scenarios or stresses on our capital position.
Management of capital requirements (audited)
Our capital risk appetite aims to maintain capital levels appropriate to the level of stress applied, and the expected regulatory response. In:
–An adverse economic stress, which we might expect to occur once in 20 years, the firm should remain profitable and exceed all regulatory capital minimums at all times.
–A very severe economic stress, which we might expect to occur once in 100 years, and which has been designed to test any specific weaknesses of a firm’s business model, the firm should meet all regulatory capital minimums at all times. This is subject to the use of regulatory buffers designed to absorb losses in such a stress.
Management of capital resources (audited)
We use a mix of regulatory and EC ratios and limits, internal buffers and restrictions to manage our capital resources. We also take account of the costs of differing capital instruments and capital management techniques. We also use these to shape the best structure for our capital needs. We decide how to allocate our capital resources as part of our strategic planning process. We base this in part on the relative returns on capital using both EC and regulatory capital measures. We plan for severe stresses and we set out what action we would take if an extremely severe stress threatened our viability and solvency. This could include not paying dividends, selling assets, reducing our business and issuing more capital.
Risk measurement
We apply Banco Santander’s approach to capital measurement and risk management for CRD IV. Santander UK plc is classified as a significant subsidiary of Banco Santander SA.
Key metrics
The main metrics we use to measure capital risk are CET1 capital ratio and total capital ratio. We continue to be in excess of overall capital requirements, minimum leverage requirements and minimum requirements for own funds and eligible liabilities (MREL).
Stress testing
Each year we create a capital plan, as part of our ICAAP. We share our ICAAP with the PRA. The PRA then tells us how much capital (Pillar 2A), and of what quality, it thinks we should hold on top of our Pillar 1 requirements and buffer levels. We also develop a series of economic scenarios to stress test our capital needs and confirm that we have enough regulatory capital to meet our projected and stressed capital needs and to meet our obligations as they fall due. We augment our regulatory minimum capital with internal buffers. We hold buffers to ensure we have enough time to take action against unexpected movements.
Risk mitigation
We have designed our capital risk framework, policies and procedures to ensure that we operate within our Risk Appetite. We manage capital transferability between our subsidiaries in line with our business strategy, our risk and capital management policies, and UK laws and regulations. There are no legal restrictions on us moving capital resources promptly, or repaying liabilities, between the Company and its subsidiaries except for distributions between
Santander UK entities in the ring-fenced bank sub-group and Santander UK entities that are not members of the ring-fenced bank sub-group, where the PRA is required to assess the impact of proposed distribution prior to payment. For details on our Recovery framework in the event of a capital stress, see the risk mitigation section in the ‘Liquidity risk’ section.
Santander UK plc, Cater Allen Limited and certain other non-regulated subsidiaries within the ring-fenced bank entered into a capital support deed dated 13 November 2018 (the RFB Sub-Group Capital Support Deed). The parties to the RFB Sub-Group Capital Support Deed are permitted by the PRA to form a core UK group, as defined in the PRA Rulebook, a permission which will expire on 31 December 2021. Exposures of each of the regulated entities to other members of the core UK group are exempt from large exposure limits that would otherwise apply. The purpose of the RFB Sub-Group Capital Support Deed is to facilitate the prompt transfer of available capital resources from, or repayment of liabilities by, the non-regulated parties to any of the regulated parties in the event that one of the regulated parties breaches or is at risk of breaching its capital resources requirements or risk concentrations requirements.
Risk monitoring and reporting
We monitor and report regularly against our capital plan. We do this to identify any change in our business performance that might affect our capital. Each month, we also review the economic assumptions we use to create and stress test our capital plan. We do this to identify any potential reduction in our capital.
CAPITAL RISK REVIEW
Impact of IFRS 9 on regulatory capital
We expect ECL-based provisions continue to be more volatile than our IAS 39 incurred loss-based provisions used prior to 2018 as our ECL methodology takes account of forward-looking data and covers a range of possible economic outcomes. This is likely to impact our CET1 capital levels, and result in increased pro-cyclicality of risk-based capital and leverage ratios. However, the impact is currently mitigated by our surplus of ECL over provisions for exposures using the IRB approach. For such exposures (which include residential mortgages) the adverse impact on CET1 capital of provision increases from reserve movements is offset by the related reduction of the negative CET1 capital adjustment for regulatory expected loss amounts. Furthermore, the EU transition arrangements for the capital impact of IFRS 9 mean that adverse CET1 effects from increases in ECL-based provisions from the level of such provisions at 1 January 2018 are partly reduced until the end of 2024.
We reflect projections of ECL provisions in our capital position forecasting under base case and stress scenarios for ICAAP and capital management purposes. We also consider the dynamics of ECL in how we assess, monitor and manage capital risk. The greater volatility from IFRS 9 ECL could result in material favourable and unfavourable swings to our Income Statement. Whilst the initial impacts of IFRS 9 were based on estimates prepared in a supportive economic environment, a period of economic instability (such as was seen in 2020 due to the impacts of the Covid-19 pandemic) could significantly impact our results and our financial assets. It could also impact the amount of capital we have to hold. We take into account the volatility of ECL in our capital planning strategy.
Meeting evolving capital requirements
We target a CET1 management buffer of sufficient size to absorb volatility in CET1 deductions, capital supply and capital demand whilst remaining above the regulatory CET1 requirement. Distribution restrictions would be expected to be applied if we were unable to meet both our minimum requirement, which consists of the Pillar 1 minimum plus Pillar 2A, the CRD IV buffers consisting of the Capital Conservation Buffer (CCB), the Countercyclical Capital Buffer (CCyB) ,and from 28 December 2020 the Other Systemically Important Institutions Buffer (O-SII) (previously the Systemic Risk Buffer (SRB)).
The Bank of England's Financial Policy Committee (FPC) reduced UK CCyB to 0% in March 2020 in response to the Covid-19 pandemic, and the FPC stated that it expected to maintain the UK CCyB at this rate for at least 12 months. As there is a one year time lag for any announced CCyB increases to apply, any subsequent increase would not take effect until March 2022 at the earliest.
We review the resilience of our capital position via internal stress tests conducted as part of our ICAAP exercise, and we participate in the annual UK Banking Stress Test. In the last exercise in 2019, our projected CET1 ratio exceeded the hurdle rates after ‘strategic’ management actions and the Prudential Regulation Committee judged that the stress test did not reveal capital inadequacies in our balance sheet.
Headroom of our CET1 capital ratio to our current MDA trigger level at 31 December 2020
At 31 December 2020, the headroom of our CET1 capital ratio of 15.4% to our 7% AT1 permanent write down (PWD) securities trigger was 8.4% of total RWAs or £6.0bn (2019: 7.3% of total RWAs or £5.3bn).
The headroom of our CET1 capital ratio to our current maximum distributable amount (MDA) trigger level at 31 December 2020 was:

Current MDA
%
Pillar 1	4.5
Pillar 2A(1)	2.8
CCB	2.5
CCyB(2)	—
O-SII	1.0
Current MDA trigger	10.8
Headroom to current MDA	4.6
Total CET1 capital ratio	15.4
(1)Santander UK’s (i.e. the Ring-Fenced Bank’s) Pillar 2 CET1 requirement was 4.94% at 31 December 2020, Pillar 2A guidance is a point in time assessment.
(2)    The current applicable UK CCyB rate is 0% (2019: 1%).
MREL recapitalisation
We have made major progress to meet MREL requirements. To date, we have down streamed £7.5bn of senior unsecured bonds from Santander UK Group Holdings plc as Internal MREL compliant, secondary non-preferential debt to Santander UK plc as the ring-fenced bank.
Key capital ratios

	2020	2019
	%	%
CET1 capital ratio	15.4	14.3
AT1	2.7	2.7
Grandfathered Tier 1	0.4	0.7
Tier 2	2.7	4.0
Total capital ratio	21.2	21.7
The total subordination available to Santander UK plc bondholders was 21.2% (2019: 21.7%) of RWAs.
Regulatory capital resources (audited)
This table shows our qualifying regulatory capital.

	2020	2019
	£m	£m
CET1 capital	11,057	10,419
AT1 capital	2,281	2,443
Tier 1 capital	13,338	12,862
Tier 2 capital	1,909	2,925
Total regulatory capital(1)	15,247	15,787
(1)    Capital resources include a transitional IFRS 9 benefit at 31 December 2020 of £73m (2019: £16m).
AT1 capital
These are preference shares and innovative/hybrid Tier 1 securities. None of the instruments we issued before 1 January 2014 fully meet the CRD IV AT1 capital rules, which apply from that date. The instruments contribution to Tier 1 capital will be phased out by CRD IV rules until the start of 2022. The £750m Fixed Rate Reset Perpetual AT1 Capital Securities (net of issuance costs), the £800m Perpetual Capital Securities and the £500m Perpetual Capital Securities we issued since then fully meet the CRD IV AT1 capital rules.
In August 2019, as part of a capital management exercise, the Company purchased and redeemed the £300m Fixed Rate Reset Perpetual AT1 Capital Securities, and issued a further £500m Fixed Rate Reset Perpetual AT1 Capital Securities to Santander UK Group Holdings plc.
Tier 2 capital
These are fully CRD IV eligible Tier 2 instruments and grandfathered Tier 2 instruments whose recognition as capital is being phased out under CRD IV until the start of 2022.
Risk-weighted assets
The tables below are consistent with our regulatory filings for 31 December 2020 and 31 December 2019.

	2020	2019
	£bn	£bn
Total RWAs	71.9	72.6